UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2013
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 9, 2013, John C. White retired from his duties as an executive officer and Chairman of the Board of Directors of Universal Technical Institute, Inc. (the Company) in accordance with the previously disclosed severance and transition agreement with the Company, dated October 4, 2013.  See the Company’s Form 8-K filed on October 4, 2013.

Item 8.01 Other Events.

On December 10, 2013, the Board of Directors (the Board) of the Company, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Kimberly J. McWaters as Chairman of the Board, in addition to her role as Chief Executive Officer, effective immediately. In addition, the Board also appointed Conrad A. Conrad, an independent non-executive Board member, as Lead Director of the Board. Ms. McWaters and Mr. Conrad stand for reelection by the Company’s shareholders at the 2014 annual meeting of shareholders.

Ms. McWaters has served as UTI’s Chief Executive Officer since October 2003 and as a Director on UTI’s Board since February 2005. Ms. McWaters served as UTI’s President from 2000 to March 2011. From 1984 to 2000, Ms. McWaters held several positions with UTI, including Vice President of Marketing and Vice President of Sales and Marketing.

Mr. Conrad has served as a Director of UTI since February 2004, serving as the Chairman of the Audit Committee from 2004 to 2012 and as a member of the Compensation Committee since 2004. Mr. Conrad served as a director and as Chairman of Rural/Metro Corporation until June 30, 2011 and currently serves as a director of Fender Musical Instruments Corporation. Mr. Conrad was employed with The Dial Corporation from August 2000 to October 2005 where he served as Executive Vice President and Chief Financial Officer. Prior to this, Mr. Conrad worked with Quaker State Corporation for 25 years where he held multiple positions, most recently Vice Chairman and Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibit to this Current Report, furnished herewith, is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

December 11, 2013	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Senior Vice President of Business Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Universal Technical Institute, Inc., dated	December 10, 2013